UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 11, 2017

M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other	(Commission file number)	(I.R.S. employer
jurisdiction of		identification no.)
incorporation)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 11, 2017, M.D.C. Holdings, Inc. (the “Company”) and certain of its subsidiaries entered into an Underwriting Agreement with Citigroup Global Markets Inc. (the “Representative”), in connection with the offering and sale of an aggregate principal amount of $150 million of 6.000% Senior Notes due 2043 (the “Notes”). The Notes will be of the same series and will have the same terms as the $350 million aggregate principal amount of 6.000% Senior Notes due 2043 issued by the Company on January 10, 2013 and May 13, 2013. The offering is being made pursuant to the Company’s registration statement on Form S-3ASR (Registration No. 333-212146), as supplemented by the prospectus supplement dated October 11, 2017.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, and customary conditions to closing, indemnification obligations of the Company and the Representative, including for liabilities under the Securities Act of 1933, other obligations of the parties and termination provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

The Company expects to receive net proceeds (not including interest deemed to have accrued from July 15, 2017 to the closing date of the offering to be paid by purchasers of the Notes), after the underwriting discount and estimated offering expenses, of approximately $144 million. The offering of the Notes is expected to close on October 16, 2017.

ITEM 8.01.     OTHER EVENTS

The Company’s press release announcing the transaction is attached as Exhibit 99.1.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement dated as of October 11, 2017, by and among the Company, certain of its subsidiaries as guarantors, and Citigroup Global Markets Inc.

4.1

Indenture dated as of December 3, 2002, by and among M.D.C. Holdings, Inc. and U.S. Bank National Association (incorporated by reference to Exhibit 4.2 of the Company’s Form S-3/A filed on September 1, 2004).

4.2

Supplemental Indenture dated as of January 10, 2013, among the Company, the guarantors named therein and U.S. Bank National Association, as Trustee (including form of debt security) (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on January 10, 2013).

99.1	Press release dated October 11, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

________________

M.D.C. HOLDINGS, INC.

Dated: October 12, 2017	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement dated as of October 11, 2017, by and among the Company, certain of its subsidiaries as guarantors, and Citigroup Global Markets Inc.

4.1

Indenture dated as of December 3, 2002, by and among M.D.C. Holdings, Inc. and U.S. Bank National Association (incorporated by reference to Exhibit 4.2 of the Company’s Form S-3/A filed on September 1, 2004).

4.2

Supplemental Indenture dated as of January 10, 2013, among the Company, the guarantors named therein and U.S. Bank National Association, as Trustee (including form of debt security) (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on January 10, 2013).

99.1	Press release dated October 11, 2017.

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